SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 13, 2003

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in charter)

Florida		04-3691059

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1411 Edgewater Drive, Suite 200, Orlando, Florida	32804

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 447-0386

Not Applicable

(Former name or former address, if changed since last report)

Item  5.    Other Events and Required F.D. Disclosure

     On January 13, 2003, United Community Bankshares of Florida, Inc. (the “Company”) acquired all of the outstanding shares of Community National Bank of Mid-Florida and United Heritage Bank. At the time of the closing, Community National Bank of Mid-Florida changed its name to Community United Bank of Florida. The Company common stock issued in the acquisition was pursuant to an exemption from registration in accordance with Section 3(a)(10) of the Securities Act of 1933, as amended.

     Prior to the acquisition of Community National Bank of Mid-Florida, that bank was filing reports with the Office of the Comptroller of the Currency under Section 15(d) of the Securities Exchange Act of 1934, as amended, pursuant to Section 12(i) of that Act. This Form 8-K is being filed by the Company for purposes of acknowledging its reporting obligation as a successor registrant to Community National Bank of Mid-Florida pursuant to SEC Rule 15d-5. As such, the Company is filing this Form 8-K to enter the SEC reporting system in order to commence filings pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended.

Item  7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired: None.

(b)	Pro Forma Financial Information: None

(c)	Exhibits: None.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKSHARES OF FLORIDA, INC.

By:	/s/ David G. Powers David G. Powers President and Chief Executive Officer

Date: May 13, 2003

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